Exhibit 10.3

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

1.	Purpose	1
2.	Definitions	1
3.	Term of the Plan	3
4.	Stock Subject to the Plan	3
5.	Administration	3
6.	Authorization of Grants	4
7.	Specific Terms of Awards	4
8.	Adjustment Provisions	8
9.	Settlement of Awards	11
10.	Reservation of Stock	13
11.	No Special Employment or Other Rights	13
12.	Nonexclusivity of the Plan	13
13.	Termination and Amendment of the Plan	13
14.	Notices and Other Communications	14
15.	Governing Law	14

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

1. Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2. Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1. Accelerate, Accelerated, and Acceleration, when used with respect to an Option, means that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3. Award means any grant or sale pursuant to the Plan of Options, Restricted Stock or Stock Grants.

2.4. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.5. Board means the Company’s Board of Directors.

2.6. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.7. Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.8. Company means Roka Bioscience, Inc., a corporation organized under the laws of the Delaware.

2.9. Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.10. Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.11. Market Value means the value of a share of Stock on any date as determined by the Committee.

2.12. Nonstatutory Option means any Option that is not an Incentive Option.

2.13. Option means an option to purchase shares of Stock.

2.14. Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.15. Participant means any holder of an outstanding Award under the Plan.

2.16. Plan means this 2009 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.17. Restricted Stock means a grant of sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.18. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.19. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.20. Stock means common stock, par value $0.001 per share, of the Company and such other securities as may be substituted for Stock pursuant to Section 8.

2.21. Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.22. Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.23. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3. Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4. Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 5,456,221 shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5. Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6. Authorization of Grants

6.1. Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan.

6.2. General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3. Non-Transferabilitv of Awards. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7. Specific Terms of Awards

7.1. Options.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Termination of Association with the Company. Unless the Committee shall provide otherwise with respect to any Option, if the Optionee’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Optionee’s employer ceasing to be an Affiliate, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

If the Stock becomes traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(g) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(h) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

(i) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

7.2. Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Roka Bioscience, Inc. 2009 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Roka Bioscience, Inc. Copies of such Plan and Agreement are on file in the offices of Roka Bioscience, Inc.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Termination of Association with the Company. Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a Participant’s employment or other association with the Company and its Affiliates for any reason during the Restriction Period, including because of the Participant’s employer ceasing to be an Affiliate during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.3. Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.4. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8. Adjustment and Related Provisions

8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of September 10, 2009. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

8.3. Related Matters. Any adjustment in Awards made pursuant to Sections 8.1 or 8.2 shall be determined and made, if at all, by the Committee acting in its sole discretion and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4. Transactions.

(a) Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of Stock of the Company for cash, securities or other property in a single or series of related transactions if as a result securities possessing more than 50% of the total combined voting power of the survivor’s or acquirer’s outstanding securities (or the securities of any parent thereof) cease to be held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b) Treatment of Options. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options.

(1) Provide that such Options shall be assumed, or substantially equivalent options shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

(2) Upon written notice to the holders, provide that the holders’ unexercised Options will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(3) Provide that outstanding Options shall become exercisable in whole or in part prior to or upon the Transaction.

(4) Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option. For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction.

(5) Provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(6) Any combination of the foregoing.

For purposes of paragraph (1) above, an Option shall be considered assumed, or a substantially equivalent option shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of Options to consist solely of common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(c) Treatment of Restricted Stock. As to outstanding Awards in the form of Restricted Stock, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Restricted Stock Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all Risks of Forfeiture on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

(d) Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent options have been substituted, shall be made by the Committee acting in its sole discretion.

8.5. Changes in Control. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof in connection with a Change in Control, in the event of a Change in Control (including a Change of Control which is Transaction), any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option not then exercisable in full shall vest under the terms of the Award applied as if the time of reference were (x) six (6) months later than otherwise, with respect to individuals who have been employed by or associated with the Company and its Affiliates for less than twelve (12) months at the date of the Change in Control, and (y) otherwise, twelve (12) months later than otherwise. For this purpose, “Change of Control” means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) any Transaction (as defined in Section 8.4(a) but excluding any liquidation or dissolution of the Company which is not part of another Transaction), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquirer’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities.

9. Settlement of Awards

9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.2. Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.4, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5. Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.3 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6. Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an

Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10. Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11. No Special Employment or Other Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

12. Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13. Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control (as defined in Section 8.5) that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

14. Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15. Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof.

ATTACHMENT A

Provisions Applicable to Award Recipients

Resident in California

Until such time as the Company’s Stock has been effectively registered under the Securities Act and if required by any applicable law, the following additional terms shall apply to Awards, and Stock issued pursuant to such Awards, granted under the Plan to persons resident in California as of the date of grant of the Award (each such person, a “California Recipient”). Capitalized terms not defined in this Attachment shall have the respective meanings set forth in the Plan.

1. No Option or other right to acquire Stock pursuant to an Award issued to any California Recipient, that is otherwise transferable pursuant to the terms of the Plan, shall be transferable other than by gift or domestic relations order to an immediate family member as that term is defined under applicable California and Federal securities law or to a revocable trust (or by will or the laws of descent and distribution).

2. The following limitations shall apply to the early expiration of Options granted California Recipients on account of termination of employment (unless employment is terminated for cause as defined by applicable law):

(a) Subject to Section 5(b) below, in the event the employment or other association with the Company and its Affiliates of an Optionee who is a California Resident is terminated, whether voluntary or otherwise and including on account of an entity ceasing to be an Affiliate of the Company, such California Recipient shall have at least 30 days after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

(b) In the event that the employment or association with the Company and its Affiliates of an Optionee who is a California Resident is terminated as a result of death or disability, such California Recipient shall have at least 6 months after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

3. The Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after the later of (i) the date the Plan is adopted by the Company and (ii) the date on which any Option or other Award is granted to a California Recipient.

AMENDMENT NO. 1

TO

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

This First Amendment (the “Amendment”) to the 2009 Equity Incentive Plan (the “Plan”) of Roka Bioscience, Inc. (the “Company”) is effective as of April 29, 2011.

W I T N E S S E T H:

WHEREAS, Section 13 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to modify the Plan from time to time;

WHEREAS, at the June 2010 meeting of the Board, the Board agreed to amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan from 5,456,221 to 9,142,857 and the Company’s stockholders approved such amendment; and

WHEREAS, the Board desires to further amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Section 4. The first sentence of Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

“At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 11,806,564 shares of Stock; subject, however, to the provisions of Section 8 of the Plan.”

2. Amendment to Section 8.1. The first sentence of Section 8.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 29, 2011.”

3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: April 29, 2011	ROKA BIOSCIENCE, INC.

	By:	/s/ Paul Thomas
	Name:	Paul Thomas
	Title:	Chief Executive Officer

AMENDMENT NO. 2

TO

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

This Second Amendment (the “Amendment”) to the 2009 Equity Incentive Plan (the “Plan”) of Roka Bioscience, Inc. (the “Company”) is effective as of December 19, 2011.

W I T N E S S E T H:

WHEREAS, Section 13 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to modify the Plan from time to time;

WHEREAS, the Board desires to further amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Section 4. The first sentence of Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

“At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 17,006,564 shares of Stock; subject, however, to the provisions of Section 8 of the Plan.”

2. Amendment to Section 8.1. The first sentence of Section 8.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“All of the share numbers set forth in the Plan reflect the capital structure of the Company as of December 19, 2011.”

3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: December 19, 2011	ROKA BIOSCIENCE, INC.

	By:	/s/ Paul Thomas
	Name:	Paul Thomas
	Title:	Chief Executive Officer

AMENDMENT NO. 3

TO

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

This Second Amendment (the “Amendment”’) to the 2009 Equity Incentive Plan, as amended (the “Plan”) of Roka Bioscience, Inc. (the “Company”) is effective as of June 13, 2013.

W I T N E S S E T H:

WHEREAS, Section 13 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to modify the Plan from time to time;

WHEREAS, the Board desires to further amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Section 4. The first sentence of Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

“At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 22,398,502 shares of Stock; subject, however, to the provisions of Section 8 of the Plan.”

2. Amendment to Section 8.1. The first sentence of Section 8.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“All of the share numbers set forth in the Plan reflect the capital structure of the Company as of June 13, 2013.”

3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: June 13, 2013	ROKA BIOSCIENCE, INC.

	By:	/s/ Paul Thomas
	Name:	Paul Thomas
	Title:	Chief Executive Officer

AGREEMENT NO. 2012- XX

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of [        ], 2012, between Roka Bioscience, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the individual identified in paragraph 1 below, currently residing at the address set out at the end of this Agreement (the “Optionee”).

1. Grant of Option. Pursuant and subject to the Company’s 2009 Equity Incentive Plan as attached hereto (as the same may be amended from time to time, the “Plan”), the Company grants to you, the Optionee identified in the table below, an option (the “Option”) to purchase from the Company all or any part of a total of the number of shares identified in the table below (the “Optioned Shares”) of the common stock, par value $0.001 per share, in the Company (the “Stock”), at the exercise price per share set out in the table below.

Optionee	Name
Number of Shares	0

Exercise Price Per Share	$0.

Grant Date	Date

Expiration Date	Date -1 day + 10 yrs

2. Character of Option. This Option is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3. Expiration of Option. This Option shall expire at 5:00 p.m. Pacific Time on Expiration Date or, if earlier, the earliest of the dates specified in whichever of the following applies:

(a) If the termination of your employment or other association is on account of your death or disability, the first anniversary of the date your employment ends.

(b) If the termination of your employment or other association is due to any other reason, three (3) months after your employment or other association ends.

(c) If the Company terminates your employment or other association for Cause (as defined below), or at the termination of your employment or other association the Company had grounds to terminate your employment or other association for Cause (whether then or thereafter determined), immediately upon the termination of your employment or other association. “Cause” means (i) your willful failure to perform your material job duties, other than a failure resulting from your complete or partial incapacity due to physical or mental illness or impairment, (ii) your willful act that constitutes gross misconduct and that is injurious to the Company, (iii) your willful breach of a provision of this letter agreement, (iv) your material and willful violation of a federal or state law or regulation applicable to the business of the Company, or (v) your conviction or plea of guilty or no contest to a felony.

4. Exercise of Option. Until this Option expires or is otherwise terminated in accordance with the Plan, you may exercise it as to the number of Optioned Shares identified in the table below, in full or in part, at any time on or after the applicable exercise date or dates identified in the table. However, during any period that this Option remains outstanding after your employment or other association with the Company and its Affiliates ends, you may exercise it only to the extent it was exercisable immediately prior to the end of your employment or other association. The procedure for exercising this Option is described in Section 7.1(f) of the Plan.

Number of Shares in Each Installment	Initial Exercise Date for Shares in Installment
#	[ ]
#	Monthly anniversary of the Grant Date, beginning [ ] and ending [ ]
#	[ ]

5. Transfer of Option. You may not transfer this Option except by will or the laws of descent and distribution, and, during your lifetime, only you may exercise this Option.

6. Incorporation of Plan Terms. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company’s obligation to deliver Optioned Shares upon exercise set forth in Section 9 of the Plan (Settlement of Awards).

7. Miscellaneous. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of you. Capitalized terms used but not defined herein shall have the meaning assigned under the Plan. This Agreement may be executed in one or more counterparts all of which together shall constitute but one instrument.

8. Tax Consequences. The Company makes no representation or warranty as to the tax treatment to you of your receipt or exercise of this Option or upon your sale or other disposition of the Optioned Shares. You should rely on your own tax advisors for such advice. In particular, you acknowledge that in any event this Option will not be treated as an Incentive Option as to any shares acquired under this Option

(a) more than twelve months after your employment ends, if your employment ends on account of your death or total and permanent disability, or,

(b) more than three months after your employment ends, if your employment ends in any other circumstance.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

ROKA BIOSCIENCE, INC.		OPTIONEE

By:
	Steven Sobieski	Signature of Optionee
Chief Financial Officer

Optionee Address:

AGREEMENT NO. 2012-0XX

ROKA BIOSCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of [        ], 2012 between Roka Bioscience, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the individual identified in paragraph 1 below, currently residing at the address set out at the end of this Agreement (the “Optionee”).

1. Grant of Option. Pursuant and subject to the Company’s 2009 Equity Incentive Plan as attached hereto (as the same may be amended from time to time, the “Plan”), the Company grants to you, the Optionee identified in the table below, an option (the “Option”) to purchase from the Company all or any part of a total of the number of shares identified in the table below (the “Optioned Shares”) of the common stock, par value $0.001 per share, in the Company (the “Stock”), at the exercise price per share set out in the table below.

Optionee	Name
Number of Shares	0

Exercise Price Per Share	$0.XX

Grant Date	Date

Expiration Date	Date –1 day + 10 years

2. Character of Option. This Option is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3. Expiration of Option. This Option shall expire at 5:00 p.m. Pacific Time on Expiration Date or, if earlier, the earliest of the dates specified in whichever of the following applies:

(a) If the termination of your employment or other association is on account of your death or disability, the first anniversary of the date your employment ends.

(b) If the termination of your employment or other association is due to any other reason, three (3) months after your employment or other association ends.

(c) If the Company terminates your employment or other association for Cause (as defined below), or at the termination of your employment or other association the Company had grounds to terminate your employment or other association for Cause (whether then or thereafter determined), immediately upon the termination of your employment or other association.

4. Exercise of Option.

(a) Until this Option expires or is otherwise terminated in accordance with the Plan, you may exercise it as to the number of Optioned Shares identified in the table below, in full or in part, at any time on or after the applicable exercise date or dates identified in the table. However, during any period that this Option remains outstanding after your employment or other association with the Company and its Affiliates ends, you may exercise it only to the extent it was exercisable immediately prior to the end of your employment or other association. The procedure for exercising this Option is described in Section 7.1(f) of the Plan.

Number of Shares in Each Installment	Initial Exercise Date for Shares in Installment
0	[ 1st anniversary of Grant]
0	Monthly anniversary of the Grant Date, beginning [ ] and ending [ ]
0	[ ]

(b) If your employment with the Company is terminated by you for Good Reason at any time after [ 1st anniversary of grant] and before the Option is fully exercisable pursuant to Section 4(a), that portion of the Optioned Shares that remain unvested shall accelerate and vest on the date of such termination. “Good Reason” means, unless you give prior written consent, (i) a decrease in base salary, unless the Company is proportionately reducing the base salary of all of its other executive employees, or (ii) Company relocation over 50 miles from its office location on the Grant Date; provided that if you terminate your employment with the Company on a date that is more than 30 days following the occurrence of an event described in clause (i) or (ii) of this paragraph (b), you shall not be deemed to have terminated your employment for Good Reason.

(c) If a Corporate Reorganization occurs before the Option is fully exercisable pursuant to Section 4(a), the unvested portion of the Option shall accelerate and vest in full on the first anniversary of such Corporate Reorganization; provided that if, prior to the first anniversary of such Corporate Reorganization, your employment with the Company (or any successor to, or affiliate of, the Company) is terminated by the Company (or any successor to, or affiliate of, the Company) other than for Cause, the unvested portion of the Option shall accelerate and vest in full on the date of such termination. “Corporate Reorganization” shall have the meaning ascribed to such term in the Company’s Amended and Restated Certificate of Incorporation (as the same may be amended from time to time). “Cause” means (i) your willful failure to perform your material job duties, other than a failure resulting from your complete or partial incapacity due to physical or mental illness or impairment, (ii) your willful act that constitutes gross misconduct and that is injurious to the Company, (iii) your willful breach of a provision of this letter agreement, (iv) your material and willful violation of a federal or state law or regulation applicable to the business of the Company, or (v) your conviction or plea of guilty or no contest to a felony.

5. Transfer of Option. You may not transfer this Option except by will or the laws of descent and distribution, and, during your lifetime, only you may exercise this Option.

6. Incorporation of Plan Terms. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company’s obligation to deliver Optioned Shares upon exercise set forth in Section 9 (Settlement of Awards).

7. Miscellaneous. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of you. Capitalized terms used but not defined herein shall have the meaning assigned under the Plan. This Agreement may be executed in one or more counterparts all of which together shall constitute but one instrument.

8. Tax Consequences. The Company makes no representation or warranty as to the tax treatment to you of your receipt or exercise of this Option or upon your sale or other disposition of the Optioned Shares. You should rely on your own tax advisors for such advice. In particular, you acknowledge that in any event this Option will not be treated as an Incentive Option as to any shares acquired under this Option

(a) more than twelve months after your employment ends, if your employment ends on account of your death or total and permanent disability, or,

(b) more than three months after your employment ends, if your employment ends in any other circumstance.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

ROKA BIOSCIENCE, INC.

By:
	Steven Sobieski	Signature of Optionee
Chief Financial Officer

Optionee Address:

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of the      day of             , 2013 (the “Effective Date”), by and between Roka Bioscience, Inc., a Delaware corporation (the “Company”) and [•] (the “Participant”).

WHEREAS, the Company maintains the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the “Plan”);

WHEREAS, the Plan permits the grant of shares of Stock of the Company, subject to certain restrictions; and

WHEREAS, the Company desires to award the Participant the number of shares of Stock indicated below, subject to the restrictions, terms and conditions contained in the Plan and this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. Pursuant to the Plan, the Company hereby awards the Participant [•] shares of Stock (the “Restricted Stock”), subject to the restrictions, terms and conditions set forth in this Agreement and the Plan. The purchase price of the shares of Restricted Stock shall be $0.

2. Vesting. The shares of Restricted Stock will vest, and cease to be Restricted Stock hereunder, in accordance with this Section 2.

(a) Performance-Based Vesting. Except as otherwise provided in this Section 2, one-hundred percent (100%) of the Restricted Stock shall vest as of the date the Fair Market Value (as defined below) per share of Stock is no less than $2.55, with such dollar value subject to such adjustments upon a Corporate Event (as defined below) as the Committee deems equitable and appropriate, in its sole discretion. Whether any of the Restricted Stock has vested in accordance with this Section 2(b) shall be determined by the Committee in its sole discretion.

For purposes of this Agreement, the “Fair Market Value” of a share of Stock shall mean, as applied to a specific date, (i) the closing price of a share of Stock on the principal established stock exchange or national market system on which the Stock is then traded, or (ii) if the shares of Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market, or (iii) if the shares of Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Stock established in an equity financing consummated after the Effective Date and prior to the consummation of an initial public offering of the Company’s Stock.

For purposes of this Agreement, “Corporate Event” shall mean any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Stock.

(b) Vesting Upon Termination Without Cause or for Good Reason. If the Participant’s employment or other service with the Company is terminated (i) by the Company without Cause or (ii) by the Participant for Good Reason at any time after the Effective Date and before the Restricted Stock is fully vested pursuant to this Section 2, all restrictions applicable to the Restricted Stock shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the date of such termination. For purposes of this Agreement, (i) “Cause” means (x) the Participant’s willful failure to perform the Participant’s material job duties, other than a failure resulting from the Participant’s complete or partial incapacity due to physical or mental illness or impairment, (y) the Participant’s willful act that constitutes gross misconduct and that is injurious to the Company, (z) the Participant’s willful breach of a provision of this letter agreement, (xx) the Participant’s material and willful violation of a federal or state law or regulation applicable to the business of the Company, or (yy) the Participant’s conviction or plea of guilty or no contest to a felony, and (ii) a termination by the Participant shall be for “Good Reason” if the Participant terminates employment or other service within 30 days following the occurrence, without the prior written consent of the Participant, of (x) a decrease in base salary, unless the Company is proportionately reducing the base salary of all of its other executive employees, as determined by the Committee in its sole discretion, or (y) relocation of the Participant’s principal place of employment or other service over 50 miles from its location on the Effective Date.

(c) Vesting Upon Corporate Reorganization. If a Corporate Reorganization occurs before the Restricted Stock is fully vested pursuant to this Section 2, all restrictions applicable to the Restricted Stock shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the first anniversary of such Corporate Reorganization; provided that if, prior to the first anniversary of such Corporate Reorganization, the Participant’s employment or other service with the Company (or any successor to, or affiliate of, the Company) is terminated (i) by the Company (or any successor to, or affiliate of, the Company) other than for Cause, or (ii) by the Participant for Good Reason, the unvested shares of Restricted Stock shall vest in full on the date of such termination. For purposes of this Agreement, “Corporate Reorganization” shall have the meaning ascribed to such term in the Company’s Amended and Restated Certificate of Incorporation (as the same may be amended from time to time).

(d) All Unvested Shares Forfeited Upon Termination of Service Relationship. Except as otherwise provided in this Section 2, upon termination of the Participant’s employment or other service with the Company and its Affiliates for any reason: (i) any shares of Restricted Stock that have not, on or prior to the date of such termination, become vested will immediately and automatically, without any action on the part of the Company, be forfeited and returned to the Company, without payment therefore by the Company, and (ii) the Participant will have no further rights with respect to those shares. A military or sick leave or other bona fide leave shall not be deemed a termination of employment or other service, if it does not exceed the longer of (i) ninety (90) days or (ii) the period during which Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

3. Certificated Shares. The shares of Restricted Stock shall be issued in the form of certificated shares. The following legend will be placed on the certificate (in addition to any other legends that may be required to be placed on such certificates pursuant to the Plan, applicable law or otherwise):

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ROKA BIOSCIENCE, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND ROKA BIOSCIENCE, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF ROKA BIOSCIENCE, INC.

If a certificate representing the shares of Restricted Stock is registered in the name of the Participant, the Company shall retain physical possession of the certificate while the shares of Restricted Stock remain unvested and the Participant shall be required to deliver a stock power to the Company, endorsed in blank, relating to the shares of Restricted Stock.

4. Restriction on Transfer of Unvested Shares. Except for the forfeiture of Restricted Stock to the Company in accordance herewith or the Plan, the Participant may not sell, pledge, assign, encumber, hypothecate, gift, transfer, bequeath, devise, donate or otherwise dispose of, in any way or manner whatsoever, whether voluntary or involuntary, any legal or beneficial interest in any of the Restricted Stock while the shares of Restricted Stock remain unvested. After any of shares of Restricted Stock vest pursuant to this Agreement, such shares will remain subject to the terms of the Plan.

5. Capital Changes. If, while any of the shares of Restricted Stock remain unvested, there occurs any merger, consolidation, reorganization, reclassification, recapitalization, stock split, stock dividend, or other similar change in the Stock, then any and all new, substituted or additional securities or other consideration to which the Participant is entitled by reason of the Participant’s ownership of the Restricted Stock will thereafter be included in the term “Restricted Stock” for all purposes of the Plan and this Agreement.

6. Tax Consequences. CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE GRANT AND VESTING OF THE RESTRICTED STOCK, AS OF THE EFFECTIVE DATE, ARE SUMMARIZED BELOW. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE). MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THE RESTRICTED STOCK OR TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD CONSULT A TAX ADVISER REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

The Participant may file an election (an “Election”) with the Internal Revenue Service (“IRS”), within 30 days of the issuance of the Restricted Stock, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on any difference between the fair market value of the Restricted Stock and the purchase price of the Restricted Stock on the date of grant. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times at which the forfeiture restrictions on the Restricted Stock lapses. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. If the Participant files an Election under Section 83(b) of the Code with the IRS, the Participant agrees to promptly furnish a copy of such Election to the Company.

7. Additional Documents. As a condition to the receipt of the shares of Restricted Stock granted hereby:

(a) If requested by the Company, the Participant shall execute and become a party to such agreements as the Company requires, which may include, without limitation, the Company’s Fourth Amended and Restated Investor Rights Agreement, Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, and/or Fourth Amended and Restated Voting Agreement; and

(b) the Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

8. Vested Shares Remain Subject to Plan. Notwithstanding the vesting of any shares of Restricted Stock pursuant to Section 2, the Participant acknowledges and agrees that, in addition to the restrictions set forth herein, the shares will remain subject to the terms and conditions of the Plan.

9. Representations and Warranties. By executing this Agreement, the Participant hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Stock is being acquired for the Participant’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Participant, his spouse and the Company) has or will have a direct or indirect beneficial interest in the Restricted Stock;

(c) The Restricted Stock has not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Stock, there can be no assurance that any such market will ever develop and, therefore, the Participant may be required to hold the Restricted Stock indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Participant will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Stock unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is not required; and

(f) The Company is under no obligation to register the Restricted Stock on behalf of the Participant or to assist the Participant in complying with any exemption from registration.

10.	General Provisions.

(a) The Participant agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

(b) Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

(c) This Agreement, together with the Plan, represents the entire agreement between the parties and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof. This Agreement may not be amended except by written instrument signed by each of the parties hereto.

(d) Any notice required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. If directed to the Participant, any such notice shall be sent to the address on file with the Company, or to such other address as the Participant may hereafter specify in writing. If directed to the Company, any such notice shall be sent to the Company’s principal executive office, c/o the Company’s Secretary, or to such other address or person as the Company may hereafter specify in writing.

(e) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Participant, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(f) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(g) The grant of Restricted Stock hereunder will not confer upon the Participant any right to continue in the employment or other service of the Company or any of its Affiliates.

(h) This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ROKA BIOSCIENCE, INC.

By:
Name:
Title:

[PARTICIPANT]

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Regulations”), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

[Name]

[Address]

Social Security Number:              -              -

2. The election is being made with respect to [•] shares of common stock (the “Stock”) of Roka Bioscience, Inc., a Delaware corporation (the “Company”).

3. The date on which the Stock was transferred to the undersigned was [                    ]. The taxable year for which this election is being made is calendar year [            ].

4. The property is subject to the following restrictions:

The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in §1.83-3(i) of the Regulations) was $[•].

6. The undersigned did not pay any amount for the Stock. Therefore, $[•] (the full fair market value of the Stock stated above) is includible in the undersigned’s gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by §1.83-2(d) of the Regulations.

Dated:
[taxpayer signature]

INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE/PURCHASE/GRANT DATE WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of the             day of             , 2013 (the “Effective Date”), by and between Roka Bioscience, Inc., a Delaware corporation (the “Company”) and [•] (the “Participant”).

WHEREAS, the Company maintains the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the “Plan”);

WHEREAS, the Plan permits the grant of shares of Stock of the Company, subject to certain restrictions; and

WHEREAS, the Company desires to award the Participant the number of shares of Stock indicated below, subject to the restrictions, terms and conditions contained in the Plan and this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. Pursuant to the Plan, the Company hereby awards the Participant [•] shares of Stock (the “Restricted Stock”), subject to the restrictions, terms and conditions set forth in this Agreement and the Plan. The purchase price of the shares of Restricted Stock shall be $0.

2. Vesting. The shares of Restricted Stock will vest, and cease to be Restricted Stock hereunder, in accordance with this Section 2.

(a) Performance-Based Vesting. Except as otherwise provided in this Section 2, one-hundred percent (100%) of the Restricted Stock shall vest as of the date the Fair Market Value (as defined below) per share of Stock is no less than $2.55, with such dollar value subject to such adjustments upon a Corporate Event (as defined below) as the Committee deems equitable and appropriate, in its sole discretion. Whether any of the Restricted Stock has vested in accordance with this Section 2(b) shall be determined by the Committee in its sole discretion.

For purposes of this Agreement, the “Fair Market Value” of a share of Stock shall mean, as applied to a specific date, (i) the closing price of a share of Stock on the principal established stock exchange or national market system on which the Stock is then traded, or (ii) if the shares of Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market, or (iii) if the shares of Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Stock established in an equity financing consummated after the Effective Date and prior to the consummation of an initial public offering of the Company’s Stock.

For purposes of this Agreement, “Corporate Event” shall mean any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Stock.

(b) Accelerated Vesting Upon Certain Events. All restrictions applicable to the Restricted Stock granted pursuant to this Agreement shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the date of (i) a Change in Control (as such term is defined in the Employment Agreement between the Participant and the Company dated September 10, 2009 (the “Employment Agreement”)) or (ii) a termination of the Participant’s employment or other service by the Company without Cause (as defined in Section 4.01(C) of the Employment Agreement) or by him for Good Reason (as defined in Section 4.01(E) of the Employment Agreement).

(c) All Unvested Shares Forfeited Upon Termination of Service Relationship. Except as otherwise provided in Section 2(b), upon termination of the Participant’s employment or other service with the Company and its Affiliates for any reason: (i) any shares of Restricted Stock that have not, on or prior to the date of such termination, become vested will immediately and automatically, without any action on the part of the Company, be forfeited and returned to the Company, without payment therefore by the Company, and (ii) the Participant will have no further rights with respect to those shares. A military or sick leave or other bona fide leave shall not be deemed a termination of employment or other service, if it does not exceed the longer of (i) ninety (90) days or (ii) the period during which Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

3. Certificated Shares. The shares of Restricted Stock shall be issued in the form of certificated shares. The following legend will be placed on the certificate (in addition to any other legends that may be required to be placed on such certificates pursuant to the Plan, applicable law or otherwise):

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ROKA BIOSCIENCE, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND ROKA BIOSCIENCE, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF ROKA BIOSCIENCE, INC.

If a certificate representing the shares of Restricted Stock is registered in the name of the Participant, the Company shall retain physical possession of the certificate while the shares of Restricted Stock remain unvested and the Participant shall be required to deliver a stock power to the Company, endorsed in blank, relating to the shares of Restricted Stock.

4. Restriction on Transfer of Unvested Shares. Except for the forfeiture of Restricted Stock to the Company in accordance herewith or the Plan, the Participant may not sell, pledge, assign, encumber, hypothecate, gift, transfer, bequeath, devise, donate or otherwise dispose of, in any way or manner whatsoever, whether voluntary or involuntary, any legal or beneficial interest in any of the Restricted Stock while the shares of Restricted Stock remain unvested. After any of shares of Restricted Stock vest pursuant to this Agreement, such shares will remain subject to the terms of the Plan.

5. Capital Changes. If, while any of the shares of Restricted Stock remain unvested, there occurs any merger, consolidation, reorganization, reclassification, recapitalization, stock split, stock dividend, or other similar change in the Stock, then any and all new, substituted or additional securities or other consideration to which the Participant is entitled by reason of the Participant’s ownership of the Restricted Stock will thereafter be included in the term “Restricted Stock” for all purposes of the Plan and this Agreement.

6. Tax Consequences. CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE GRANT AND VESTING OF THE RESTRICTED STOCK, AS OF THE EFFECTIVE DATE, ARE SUMMARIZED BELOW. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE). MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THE RESTRICTED STOCK OR TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD CONSULT A TAX ADVISER REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

The Participant may file an election (an “Election”) with the Internal Revenue Service (“IRS”), within 30 days of the issuance of the Restricted Stock, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on any difference between the fair market value of the Restricted Stock and the purchase price of the Restricted Stock on the date of grant. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times at which the forfeiture restrictions on the Restricted Stock lapses. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. If the Participant files an Election under Section 83(b) of the Code with the IRS, the Participant agrees to promptly furnish a copy of such Election to the Company.

7. Additional Documents. As a condition to the receipt of the shares of Restricted Stock granted hereby:

(a) If requested by the Company, the Participant shall execute and become a party to such agreements as the Company requires, which may include, without limitation, the Company’s Fourth Amended and Restated Investor Rights Agreement, Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, and/or Fourth Amended and Restated Voting Agreement; and

(b) the Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

8. Vested Shares Remain Subject to Plan. Notwithstanding the vesting of any shares of Restricted Stock pursuant to Section 2, the Participant acknowledges and agrees that, in addition to the restrictions set forth herein, the shares will remain subject to the terms and conditions of the Plan.

9. Representations and Warranties. By executing this Agreement, the Participant hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Stock is being acquired for the Participant’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Participant, his spouse and the Company) has or will have a direct or indirect beneficial interest in the Restricted Stock;

(c) The Restricted Stock has not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Stock, there can be no assurance that any such market will ever develop and, therefore, the Participant may be required to hold the Restricted Stock indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Participant will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Stock unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is not required; and

(f) The Company is under no obligation to register the Restricted Stock on behalf of the Participant or to assist the Participant in complying with any exemption from registration.

10. General Provisions.

(a) The Participant agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

(b) Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

(c) This Agreement, together with the Plan, represents the entire agreement between the parties and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof. This Agreement may not be amended except by written instrument signed by each of the parties hereto.

(d) Any notice required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. If directed to the Participant, any such notice shall be sent to the address on file with the Company, or to such other address as the Participant may hereafter specify in writing. If directed to the Company, any such notice shall be sent to the Company’s principal executive office, c/o the Company’s Secretary, or to such other address or person as the Company may hereafter specify in writing.

(e) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Participant, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(f) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(g) The grant of Restricted Stock hereunder will not confer upon the Participant any right to continue in the employment or other service of the Company or any of its Affiliates.

(h) This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ROKA BIOSCIENCE, INC.

By:
Name: Title:

[PARTICIPANT]

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Regulations”), and in connection with this election supplies the following information:

1.	The name, address and taxpayer identification number of the undersigned are:

[Name]

[Address]

Social Security Number:         -__-

2. The election is being made with respect to [•] shares of common stock (the “Stock”) of Roka Bioscience, Inc., a Delaware corporation (the “Company”).

3. The date on which the Stock was transferred to the undersigned was [                    ]. The taxable year for which this election is being made is calendar year [        ].

4. The property is subject to the following restrictions:

The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in §1.83-3(i) of the Regulations) was $[•].

6. The undersigned did not pay any amount for the Stock. Therefore, $[•] (the full fair market value of the Stock stated above) is includible in the undersigned’s gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by §1.83-2(d) of the Regulations.

Dated:
[taxpayer signature]

INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE/PURCHASE/GRANT DATE WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of the                     day of         , 2013 (the “Effective Date”), by and between Roka Bioscience, Inc., a Delaware corporation (the “Company”) and [•] (the “Participant”).

WHEREAS, the Company maintains the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the “Plan”);

WHEREAS, the Plan permits the grant of shares of Stock of the Company, subject to certain restrictions; and

WHEREAS, the Company desires to award the Participant the number of shares of Stock indicated below, subject to the restrictions, terms and conditions contained in the Plan and this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. Pursuant to the Plan, the Company hereby awards the Participant [•] shares of Stock (the “Restricted Stock”), subject to the restrictions, terms and conditions set forth in this Agreement and the Plan. The purchase price of the shares of Restricted Stock shall be $0.

2. Vesting. The shares of Restricted Stock will vest, and cease to be Restricted Stock hereunder, in accordance with this Section 2.

(a) Time-Based Vesting. Except as otherwise provided in this Section 2, (i) twenty-five percent (25%) of the Restricted Stock shall vest on the first anniversary of the Effective Date and (ii) the remaining seventy-five percent (75%) of the Restricted Stock shall vest in equal installments on the last day of each of the thirty-six (36) calendar months thereafter; provided that the Participant remains in continuous employment or other service with the Company (or its Affiliates) through each applicable vesting date.

(b) Vesting Upon Termination Without Cause or for Good Reason. If the Participant’s employment or other service with the Company is terminated (i) by the Company without Cause or (ii) by the Participant for Good Reason at any time after the Effective Date and before the Restricted Stock is fully vested pursuant to this Section 2, all restrictions applicable to the Restricted Stock shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the date of such termination. For purposes of this Agreement, (i) “Cause” means (x) the Participant’s willful failure to perform the Participant’s material job duties, other than a failure resulting from the Participant’s complete or partial incapacity due to physical or mental illness or impairment, (y) the Participant’s willful act that constitutes gross misconduct and that is injurious to the Company, (z) the Participant’s willful breach of a provision of this letter agreement, (xx) the Participant’s material and willful violation of a federal or state law or regulation applicable to the business of the Company, or (yy) the Participant’s conviction or plea of guilty or no contest to a felony, and (ii) a termination by the Participant shall be for “Good Reason” if the Participant terminates employment or other service within 30 days following the occurrence, without the prior written consent of the Participant, of (x) a decrease in base salary, unless the Company is proportionately reducing the base salary of all of its other executive employees, as determined by the Committee in its sole discretion, or (y) relocation of the Participant’s principal place of employment or other service over 50 miles from its location on the Effective Date.

(c) Vesting Upon Corporate Reorganization. If a Corporate Reorganization occurs before the Restricted Stock is fully vested pursuant to this Section 2, all restrictions applicable to the Restricted Stock shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the first anniversary of such Corporate Reorganization; provided that if, prior to the first anniversary of such Corporate Reorganization, the Participant’s employment or other service with the Company (or any successor to, or affiliate of, the Company) is terminated (i) by the Company (or any successor to, or affiliate of, the Company) other than for Cause, or (ii) by the Participant for Good Reason, the unvested shares of Restricted Stock shall vest in full on the date of such termination. For purposes of this Agreement, “Corporate Reorganization” shall have the meaning ascribed to such term in the Company’s Amended and Restated Certificate of Incorporation (as the same may be amended from time to time).

(d) All Unvested Shares Forfeited Upon Termination of Service Relationship. Except as otherwise provided in this Section 2, upon termination of the Participant’s employment or other service with the Company and its Affiliates for any reason: (i) any shares of Restricted Stock that have not, on or prior to the date of such termination, become vested will immediately and automatically, without any action on the part of the Company, be forfeited and returned to the Company, without payment therefore by the Company, and (ii) the Participant will have no further rights with respect to those shares. A military or sick leave or other bona fide leave shall not be deemed a termination of employment or other service, if it does not exceed the longer of (i) ninety (90) days or (ii) the period during which Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

3. Certificated Shares. The shares of Restricted Stock shall be issued in the form of certificated shares. The following legend will be placed on the certificate (in addition to any other legends that may be required to be placed on such certificates pursuant to the Plan, applicable law or otherwise):

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ROKA BIOSCIENCE, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND ROKA BIOSCIENCE, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF ROKA BIOSCIENCE, INC.

If a certificate representing the shares of Restricted Stock is registered in the name of the Participant, the Company shall retain physical possession of the certificate while the shares of Restricted Stock remain unvested and the Participant shall be required to deliver a stock power to the Company, endorsed in blank, relating to the shares of Restricted Stock.

4. Restriction on Transfer of Unvested Shares. Except for the forfeiture of Restricted Stock to the Company in accordance herewith or the Plan, the Participant may not sell, pledge, assign, encumber, hypothecate, gift, transfer, bequeath, devise, donate or otherwise dispose of, in any way or manner whatsoever, whether voluntary or involuntary, any legal or beneficial interest in any of the Restricted Stock while the shares of Restricted Stock remain unvested. After any of shares of Restricted Stock vest pursuant to this Agreement, such shares will remain subject to the terms of the Plan.

5. Capital Changes. If, while any of the shares of Restricted Stock remain unvested, there occurs any merger, consolidation, reorganization, reclassification, recapitalization, stock split, stock dividend, or other similar change in the Stock, then any and all new, substituted or additional securities or other consideration to which the Participant is entitled by reason of the Participant’s ownership of the Restricted Stock will thereafter be included in the term “Restricted Stock” for all purposes of the Plan and this Agreement.

6. Tax Consequences. CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE GRANT AND VESTING OF THE RESTRICTED STOCK, AS OF THE EFFECTIVE DATE, ARE SUMMARIZED BELOW. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE). MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THE RESTRICTED STOCK OR TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD CONSULT A TAX ADVISER REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

The Participant may file an election (an “Election”) with the Internal Revenue Service (“IRS”), within 30 days of the issuance of the Restricted Stock, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on any difference between the fair market value of the Restricted Stock and the purchase price of the Restricted Stock on the date of grant. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times at which the forfeiture restrictions on the Restricted Stock lapses. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. If the Participant files an Election under Section 83(b) of the Code with the IRS, the Participant agrees to promptly furnish a copy of such Election to the Company.

7. Additional Documents. As a condition to the receipt of the shares of Restricted Stock granted hereby:

(a) If requested by the Company, the Participant shall execute and become a party to such agreements as the Company requires, which may include, without limitation, the Company’s Fourth Amended and Restated Investor Rights Agreement, Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, and/or Fourth Amended and Restated Voting Agreement; and

(b) the Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

8. Vested Shares Remain Subject to Plan. Notwithstanding the vesting of any shares of Restricted Stock pursuant to Section 2, the Participant acknowledges and agrees that, in addition to the restrictions set forth herein, the shares will remain subject to the terms and conditions of the Plan.

9. Representations and Warranties. By executing this Agreement, the Participant hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Stock is being acquired for the Participant’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Participant, his spouse and the Company) has or will have a direct or indirect beneficial interest in the Restricted Stock;

(c) The Restricted Stock has not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Stock, there can be no assurance that any such market will ever develop and, therefore, the Participant may be required to hold the Restricted Stock indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Participant will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Stock unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is not required; and

(f) The Company is under no obligation to register the Restricted Stock on behalf of the Participant or to assist the Participant in complying with any exemption from registration.

10. General Provisions.

(a) The Participant agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

(b) Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

(c) This Agreement, together with the Plan, represents the entire agreement between the parties and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof. This Agreement may not be amended except by written instrument signed by each of the parties hereto.

(d) Any notice required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. If directed to the Participant, any such notice shall be sent to the address on file with the Company, or to such other address as the Participant may hereafter specify in writing. If directed to the Company, any such notice shall be sent to the Company’s principal executive office, c/o the Company’s Secretary, or to such other address or person as the Company may hereafter specify in writing.

(e) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Participant, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(f) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(g) The grant of Restricted Stock hereunder will not confer upon the Participant any right to continue in the employment or other service of the Company or any of its Affiliates.

(h) This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ROKA BIOSCIENCE, INC.

By:
Name:
Title:

[PARTICIPANT]

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Regulations”), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

[Name]

[Address]

Social Security Number:         -        -

2. The election is being made with respect to [•] shares of common stock (the “Stock”) of Roka Bioscience, Inc., a Delaware corporation (the “Company”).

3. The date on which the Stock was transferred to the undersigned was [                    ]. The taxable year for which this election is being made is calendar year [            ].

4. The property is subject to the following restrictions:

The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in §1.83-3(i) of the Regulations) was $[•].

6. The undersigned did not pay any amount for the Stock. Therefore, $[•] (the full fair market value of the Stock stated above) is includible in the undersigned’s gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by §1.83-2(d) of the Regulations.

Dated:
[taxpayer signature]

INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE/PURCHASE/GRANT DATE WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of the      day of                     , 2013 (the “Effective Date”), by and between Roka Bioscience, Inc., a Delaware corporation (the “Company”) and [•] (the “Participant”).

WHEREAS, the Company maintains the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the “Plan”);

WHEREAS, the Plan permits the grant of shares of Stock of the Company, subject to certain restrictions; and

WHEREAS, the Company desires to award the Participant the number of shares of Stock indicated below, subject to the restrictions, terms and conditions contained in the Plan and this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. Pursuant to the Plan, the Company hereby awards the Participant [•] shares of Stock (the “Restricted Stock”), subject to the restrictions, terms and conditions set forth in this Agreement and the Plan. The purchase price of the shares of Restricted Stock shall be $0.

2. Vesting. The shares of Restricted Stock will vest, and cease to be Restricted Stock hereunder, in accordance with this Section 2.

(a) Time-Based Vesting. Except as otherwise provided in this Section 2, (i) twenty-five percent (25%) of the Restricted Stock shall vest on the first anniversary of the Effective Date and (ii) the remaining seventy-five percent (75%) of the Restricted Stock shall vest in equal installments on the last day of each of the thirty-six (36) calendar months thereafter; provided that the Participant remains in continuous employment or other service with the Company (or its Affiliates) through each applicable vesting date.

(b) Accelerated Vesting Upon Certain Events. All restrictions applicable to the Restricted Stock granted pursuant to this Agreement shall lapse, and all of the Restricted Stock shall fully and immediately vest, on the date of (i) a Change in Control (as such term is defined in the Employment Agreement between the Participant and the Company dated September 10, 2009 (the “Employment Agreement”)) or (ii) a termination of the Participant’s employment or other service by the Company without Cause (as defined in Section 4.01(C) of the Employment Agreement) or by him for Good Reason (as defined in Section 4.01(E) of the Employment Agreement).

(c) All Unvested Shares Forfeited Upon Termination of Service Relationship. Except as otherwise provided in Section 2(b), upon termination of the Participant’s employment or other service with the Company and its Affiliates for any reason: (i) any shares of Restricted Stock that have not, on or prior to the date of such termination, become vested will immediately and automatically, without any action on the part of the Company, be forfeited and returned to the Company, without payment therefore by the Company, and (ii) the Participant will have no further rights with respect to those shares. A military or sick leave or other bona fide leave shall not be deemed a termination of employment or other service, if it does not exceed the longer of (i) ninety (90) days or (ii) the period during which Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

3. Certificated Shares. The shares of Restricted Stock shall be issued in the form of certificated shares. The following legend will be placed on the certificate (in addition to any other legends that may be required to be placed on such certificates pursuant to the Plan, applicable law or otherwise):

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ROKA BIOSCIENCE, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND ROKA BIOSCIENCE, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF ROKA BIOSCIENCE, INC.

If a certificate representing the shares of Restricted Stock is registered in the name of the Participant, the Company shall retain physical possession of the certificate while the shares of Restricted Stock remain unvested and the Participant shall be required to deliver a stock power to the Company, endorsed in blank, relating to the shares of Restricted Stock.

4. Restriction on Transfer of Unvested Shares. Except for the forfeiture of Restricted Stock to the Company in accordance herewith or the Plan, the Participant may not sell, pledge, assign, encumber, hypothecate, gift, transfer, bequeath, devise, donate or otherwise dispose of, in any way or manner whatsoever, whether voluntary or involuntary, any legal or beneficial interest in any of the Restricted Stock while the shares of Restricted Stock remain unvested. After any of shares of Restricted Stock vest pursuant to this Agreement, such shares will remain subject to the terms of the Plan.

5. Capital Changes. If, while any of the shares of Restricted Stock remain unvested, there occurs any merger, consolidation, reorganization, reclassification, recapitalization, stock split, stock dividend, or other similar change in the Stock, then any and all new, substituted or additional securities or other consideration to which the Participant is entitled by reason of the Participant’s ownership of the Restricted Stock will thereafter be included in the term “Restricted Stock” for all purposes of the Plan and this Agreement.

6. Tax Consequences. CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE GRANT AND VESTING OF THE RESTRICTED STOCK, AS OF THE EFFECTIVE DATE, ARE SUMMARIZED BELOW. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE). MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO

THE RESTRICTED STOCK OR TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD CONSULT A TAX ADVISER REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

The Participant may file an election (an “Election”) with the Internal Revenue Service (“IRS”), within 30 days of the issuance of the Restricted Stock, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on any difference between the fair market value of the Restricted Stock and the purchase price of the Restricted Stock on the date of grant. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times at which the forfeiture restrictions on the Restricted Stock lapses. A form of Election under Section 83(b) is attached hereto as Exhibit A for reference. If the Participant files an Election under Section 83(b) of the Code with the IRS, the Participant agrees to promptly furnish a copy of such Election to the Company.

7. Additional Documents. As a condition to the receipt of the shares of Restricted Stock granted hereby:

(a) If requested by the Company, the Participant shall execute and become a party to such agreements as the Company requires, which may include, without limitation, the Company’s Fourth Amended and Restated Investor Rights Agreement, Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, and/or Fourth Amended and Restated Voting Agreement; and

(b) the Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

8. Vested Shares Remain Subject to Plan. Notwithstanding the vesting of any shares of Restricted Stock pursuant to Section 2, the Participant acknowledges and agrees that, in addition to the restrictions set forth herein, the shares will remain subject to the terms and conditions of the Plan.

9. Representations and Warranties. By executing this Agreement, the Participant hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Stock is being acquired for the Participant’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Participant, his spouse and the Company) has or will have a direct or indirect beneficial interest in the Restricted Stock;

(c) The Restricted Stock has not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Stock, there can be no assurance that any such market will ever develop and, therefore, the Participant may be required to hold the Restricted Stock indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Participant will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Stock unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is not required; and

(f) The Company is under no obligation to register the Restricted Stock on behalf of the Participant or to assist the Participant in complying with any exemption from registration.

10. General Provisions.

(a) The Participant agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement.

(b) Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

(c) This Agreement, together with the Plan, represents the entire agreement between the parties and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof. This Agreement may not be amended except by written instrument signed by each of the parties hereto.

(d) Any notice required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. If directed to the Participant, any such notice shall be sent to the address on file with the Company, or to such other address as the Participant may hereafter specify in writing. If directed to the Company, any such notice shall be sent to the Company’s principal executive office, c/o the Company’s Secretary, or to such other address or person as the Company may hereafter specify in writing.

(e) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Participant, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(f) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(g) The grant of Restricted Stock hereunder will not confer upon the Participant any right to continue in the employment or other service of the Company or any of its Affiliates.

(h) This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ROKA BIOSCIENCE, INC.

By:
Name:
Title:

[PARTICIPANT]

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Regulations”), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

[Name]

[Address]

Social Security Number:         -    -

2. The election is being made with respect to [•] shares of common stock (the “Stock”) of Roka Bioscience, Inc., a Delaware corporation (the “Company”).

3. The date on which the Stock was transferred to the undersigned was [                    ]. The taxable year for which this election is being made is calendar year [            ].

4. The property is subject to the following restrictions:

The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in §1.83-3(i) of the Regulations) was $[•].

6. The undersigned did not pay any amount for the Stock. Therefore, $[•] (the full fair market value of the Stock stated above) is includible in the undersigned’s gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by §1.83-2(d) of the Regulations.

Dated:
[taxpayer signature]

INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE/PURCHASE/GRANT DATE WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.